Prospectus supplement dated December 16, 2019
to the following prospectus(es):
Sun Trust All American, Compass All American, and The BB&T Future Annuity dated May 1, 2019
BOA Choice Venue Annuity dated May 1, 2013
NLIC Options Elite, NLAIC Options Elite, and BOA TruAccord Variable Annuity dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on December 4, 2019 (the "Meeting"), the Board approved the following actions:
The Board approved the termination of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Massachusetts Financial Services Company d/b/a MFS Investment Management ("MFS") and Smith Asset Group ("Smith Group"), as the subadvisers to the NVIT Multi-Manager Large Cap Growth Fund and the appointment of Jacobs Levy Equity Management, Inc. ("Jacobs Levy") as the new subadviser to the NVIT Multi Manager Large Cap Growth Fund. All references to, and information regarding Loomis Sayles, MFS and Smith Group are deleted in their entirety and the fund is renamed the "NVIT Jacobs Levy Large Cap Growth Fund." All references to the fund’s former name are replaced accordingly.
The changes are anticipated to take effect on or about January 20, 2020.
PROS-2019-298
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